UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report 1/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Corporate Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
6-Month	-2.24%	-6.89%	-2.95%
1-Year	5.36	0.36	1.45
5-Year	4.23	3.22	2.09
Since Inception (8/2/10)	5.06	4.28	2.97

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

It was a volatile reporting period for fixed-income markets. Markets turned to general risk on mode after the somewhat surprising election of Donald Trump with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. Central Bank policy was also a major focus this reporting period, with statements and actions from the Federal Reserve (the “Fed”), Bank of Japan (BoJ), European Central Bank (“ECB”), and more, fueling movements in global capital markets. Improved economic data and outlook led the Fed to hike its interest rates by 0.25% in December, meeting market expectations. The Fed’s policy making Federal Open Market Committee posted a modestly optimistic outlook and noted a likely continuation of gradually rates hikes.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of -2.24%. On a relative basis, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned -2.95%. The negative performance of the asset class during the period was largely driven by the increase in Treasury yields. Corporate bonds, as measured by the Bloomberg Barclays Credit Index, experienced declines this reporting period but outperformed U.S. government debt, producing a return of -2.72% during the reporting period.

Top contributors to the Fund’s relative performance included security selection within banking, energy and insurance. Also contributing was the Fund’s overweight allocation to BB-rated bonds, which outperformed in the period, and its underweight to non-corporate agency bonds, which underperformed corporate credit during the period. Primary detractors from relative performance included security selection within basic industry and communications as well as the Fund’s overweight to consumer non-cyclicals.

STRATEGY & OUTLOOK

The portfolio management team believes macroeconomic fundamentals will continue to remain solid, with continued gains in wages and employment. Inflation is poised to continue to creep higher and fiscal stimulus, if passed, has the potential to boost consumption. The team expects the Fed to hike interest rates two to three times in 2017, and to continue to reinvest pay downs and maturities of mortgages and Treasury securities. Although the timing and substance of fiscal policy from the new U.S. Government

3 OPPENHEIMER CORPORATE BOND FUND

remains an unknown variable, the team continues to believe that the Fed remains committed to continuing its path of gradual stimulus removal and retains the flexibility to adjust its pace to a range of fiscal outcomes. As such, the team expects longer term Treasury yields to remain relatively low and range bound, driven by the balance of fiscal and Fed policy and continued strong foreign appetite for U.S. debt.

While the team acknowledges that we remain in the second half of the credit cycle, they do not view the cycle end in sight and therefore remain in favor of credit risk. As a result, the team anticipates maintaining close to its current risk positioning, absent specific relative value opportunities. The team typically avoids high yield corporate bonds rated B and below.

Krishna Memani Portfolio Manager

4 OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	10.5%
Oil, Gas & Consumable Fuels	6.6
Capital Markets	5.5
Electric Utilities	4.7
Diversified Telecommunication Services	4.4
Beverages	3.5
Food Products	3.4
Automobiles	3.3
Chemicals	3.3
Insurance	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017, and are based on net assets.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	92.4%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	2.9
Oppenheimer Limited-Term Bond Fund	4.6
Mortgage-Backed Obligations
Non-Agency	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017, and are based on the total market value of investments.

5 OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	-2.24%	5.36%	4.23%	5.06%
Class C (OFICX)	8/2/10	-2.71	4.58	3.46	4.21
Class I (OFIIX)	11/28/12	-2.02	5.93	N/A	3.31
Class R (OFINX)	8/2/10	-2.45	5.10	3.97	4.75
Class Y (OFIYX)	8/2/10	-2.21	5.63	4.48	5.26

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	-6.89%	0.36%	3.22%	4.28%
Class C (OFICX)	8/2/10	-3.67	3.58	3.46	4.21
Class I (OFIIX)	11/28/12	-2.02	5.93	N/A	3.31
Class R (OFINX)	8/2/10	-2.45	5.10	3.97	4.75
Class Y (OFIYX)	8/2/10	-2.21	5.63	4.48	5.26

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/17

Class A	2.77%
Class C	2.15
Class I	3.34
Class R	2.65
Class Y	3.15

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 1/31/17 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

6 OPPENHEIMER CORPORATE BOND FUND

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$ 1,000.00	$ 977.60	$ 4.85
Class C	1,000.00	972.90	8.59
Class I	1,000.00	979.80	2.65
Class R	1,000.00	975.50	6.09
Class Y	1,000.00	977.90	3.60

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.32	4.95
Class C	1,000.00	1,016.53	8.78
Class I	1,000.00	1,022.53	2.71
Class R	1,000.00	1,019.06	6.23
Class Y	1,000.00	1,021.58	3.68

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.97%
Class C	1.72
Class I	0.53
Class R	1.22
Class Y	0.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Principal Amount	Value
Mortgage-Backed Obligations—0.1%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	$47,654	$43,416
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.796%, 12/25/35[1]	84,695	82,290
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 3.055%, 3/25/36[1]	69,643	68,671
Series 2007-AR8, Cl. A1, 3.157%, 11/25/37[1]	56,855	51,267
Total Mortgage-Backed Obligations (Cost $233,377)		245,644

Corporate Bonds and Notes—92.2%
Consumer Discretionary—13.4%
Auto Components—0.8%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	430,000	416,642
Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,049,808
		1,466,450

Automobiles—3.3%
Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	425,954
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	696,539
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,190,000	1,166,377
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	563,000	626,538
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	420,000	423,702
Harley-Davidson Financial Services, Inc., 2.70% Sr. Unsec. Nts., 3/15/17[2]	420,000	420,906
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	443,168
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[2]	475,000	466,493
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[2]	337,000	331,693
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[2]	460,000	459,465
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	835,000	852,076
		6,312,911

Diversified Consumer Services—0.5%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	884,100

Hotels, Restaurants & Leisure—0.2%
Marriott International, Inc., 6.375% Sr. Unsec. Nts., 6/15/17	380,000	387,122

Household Durables—2.0%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	332,100
Newell Brands, Inc.:
3.90% Sr. Unsec. Nts., 11/1/25	900,000	913,261
5.00% Sr. Unsec. Nts., 11/15/23	829,000	891,759
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	978,000	964,553

10 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Household Durables (Continued)
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	$619,000	$622,869
4.875% Sr. Unsec. Nts., 11/15/25	173,000	173,865
		3,898,407

Internet & Catalog Retail—0.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	315,000	363,215

Media—2.6%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[2]	741,000	738,946
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484% Sr. Sec. Nts., 10/23/45	508,000	579,499
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	849,000	772,272
Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	465,670
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	509,000	523,676
Sky plc, 6.10% Sr. Unsec. Nts., 2/15/18[2]	142,000	148,247
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	378,722
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	100,000	94,397
3.45% Sr. Unsec. Nts., 10/4/26	363,000	337,599
4.375% Sr. Unsec. Nts., 3/15/43	450,000	369,972
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	608,000	612,329
		5,021,329

Multiline Retail—0.5%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	837,000	888,475

Specialty Retail—2.3%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	78,000	77,440
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	868,960
Home Depot, Inc. (The), 3.50% Sr. Unsec. Nts., 9/15/56	650,000	563,264
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	321,000	337,852
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	500,000	462,482
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	598,550
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	890,000	934,500
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	441,480
		4,284,528

Textiles, Apparel & Luxury Goods—1.0%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[2]	650,000	643,500
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	810,000	817,594

11 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	$408,000	$415,650
		1,876,744

Consumer Staples—8.6%
Beverages—3.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	515,000	516,076
3.65% Sr. Unsec. Nts., 2/1/26	1,206,000	1,216,184
4.90% Sr. Unsec. Nts., 2/1/46	463,000	497,732
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	560,000	853,927
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	389,109
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	169,000	166,799
2.10% Sr. Unsec. Nts., 7/15/21	1,200,000	1,171,540
4.20% Sr. Unsec. Nts., 7/15/46	140,000	129,786
PepsiCo, Inc., 3.45% Sr. Unsec. Nts., 10/6/46	475,000	430,343
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	1,100,000	1,155,560
		6,527,056

Food & Staples Retailing—0.9%
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	147,000	149,538
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	103,000	103,251
6.80% Sr. Unsec. Nts., 12/15/18	290,000	316,361
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,050,000	1,086,100
		1,655,250

Food Products—3.4%
Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	425,000	418,183
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	810,000	776,894
8.50% Sr. Unsec. Nts., 6/15/19	893,000	1,021,145
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	425,000	425,853
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	1,270,000	1,285,480
4.375% Sr. Unsec. Nts., 6/1/46	660,000	619,585
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[2]	504,000	505,890
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[2]	510,000	502,548
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[2,3]	471,000	473,649
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	450,000	474,188
		6,503,415

Tobacco—0.8%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	695,000	638,672
Philip Morris International, Inc., 1.375% Sr. Unsec. Nts., 2/25/19	416,000	412,965

12 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Tobacco (Continued)
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	$458,000	$534,151
		1,585,788

Energy—7.4%
Energy Equipment & Services—0.8%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	373,000	400,965
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	465,000	484,888
Schlumberger Holdings Corp., 4% Sr. Unsec. Nts., 12/21/25[2]	697,000	729,370
		1,615,223

Oil, Gas & Consumable Fuels—6.6%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	218,975
6.20% Sr. Unsec. Nts., 3/15/40	379,000	442,228
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	748,280
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	785,000	820,645
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	408,000	406,028
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	364,000	357,690
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	201,000	212,509
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	90,000	99,000
5.95% Sr. Unsec. Nts., 3/15/46	330,000	406,187
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	450,000	442,137
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	389,000	384,954
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	347,000	357,577
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	375,198
4.90% Sr. Unsec. Nts., 5/15/46	325,000	334,046
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	850,000	837,650
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,275,000	1,350,670
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	318,015
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	628,000	674,066
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,215,000	1,200,665
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	335,000	332,638
4.00% Sr. Unsec. Nts., 5/10/46	505,000	486,730
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[2]	915,000	957,319
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	664,000	694,710
		12,457,917

Financials—22.8%
Capital Markets—5.5%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	330,000	332,392
Bank of New York Mellon Corp. (The):
2.60% Sr. Unsec. Nts., 2/7/22[3]	81,000	80,876
3.00% Sub. Nts., 10/30/28	423,000	402,120

13 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	$331,000	$329,433
Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	424,389
3.80% Sr. Unsec. Nts., 6/9/23	600,000	600,545
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[1,4]	1,007,000	1,010,927
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	591,000	576,862
3.75% Sr. Unsec. Nts., 2/25/26	440,000	440,345
3.85% Sr. Unsec. Nts., 1/26/27	355,000	354,465
5.15% Sub. Nts., 5/22/45	650,000	674,956
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	1,370,000	1,381,024
5.00% Sub. Nts., 11/24/25	1,279,000	1,358,874
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[2]	915,000	912,713
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	650,000	637,579
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	859,603
		10,377,103

Commercial Banks—10.5%
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	846,000	797,795
7.75% Jr. Sub. Nts., 5/14/38	801,000	1,107,552
BNP Paribas SA, 3.80% Sr. Unsec. Nts., 1/10/24[2]	811,000	813,380
Branch Banking & Trust Co., 3.625% Sub. Nts., 9/16/25	1,000,000	1,017,852
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	368,491
4.30% Sub. Nts., 11/20/26	445,000	448,508
4.45% Sub. Nts., 9/29/27	419,000	425,935
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	712,000	709,483
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[2]	973,000	970,484
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[2]	501,000	504,975
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	508,014
First Republic Bank, 4.375% Sub. Nts., 8/1/46	407,000	373,471
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	629,000	638,718
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	553,674
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]	673,000	675,878
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	300,000	294,939
2.70% Sr. Unsec. Nts., 5/18/23	346,000	337,749
3.782% Sr. Unsec. Nts., 2/1/28[1,3]	1,649,000	1,655,881
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	740,515
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27	1,057,000	1,041,114
6.413% Jr. Sub. Perpetual Bonds[1,2,4]	105,000	113,400
6.657% Jr. Sub. Perpetual Bonds[1,2,4]	565,000	617,263

14 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
PNC Bank NA, 2.55% Sr. Unsec. Nts., 12/9/21	$410,000	$409,327
RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,4]	640,000	649,600
Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	267,312
Standard Chartered plc, 2.549% Jr. Sub. Perpetual Bonds[1,2,4]	1,100,000	881,375
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	380,000	367,598
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[2]	533,000	534,513
US Bancorp, 3.10% Sub. Nts., 4/27/26	530,000	517,247
Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46	573,000	585,455
5.90% Jr. Sub. Perpetual Bonds, Series S1,4	909,000	935,770
		19,863,268

Consumer Finance—1.8%
Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	867,000	877,838
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	868,000	842,976
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	462,000	451,961
3.95% Sr. Unsec. Nts., 11/6/24	473,000	470,267
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[2]	282,000	306,186
Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	377,000	378,103
		3,327,331

Diversified Financial Services—1.0%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	127,000	127,603
Burlington Northern Santa Fe LLC, 3.90% Sr. Unsec. Nts., 8/1/46	450,000	437,988
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	170,804
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	375,872
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	873,000	879,548
		1,991,815

Insurance—2.7%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	576,000	585,002
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	666,000	666,344
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	663,000	703,590
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	505,000	530,303
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	406,000	400,889
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,4]	633,000	648,825
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	449,137
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	756,000	769,937
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,4]	440,000	371,800
		5,125,827

Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	355,670
5.90% Sr. Unsec. Nts., 11/1/21	520,000	581,679

15 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Crown Castle International Corp., 3.40% Sr. Unsec. Nts., 2/15/21	$700,000	$710,499
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	183,000	183,926
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	550,000	585,063
		2,416,837

Health Care—7.7%
Biotechnology—2.2%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	528,000	521,862
4.70% Sr. Unsec. Nts., 5/14/45	211,000	205,444
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	359,540
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	465,000	467,265
3.875% Sr. Unsec. Nts., 8/15/25	482,000	488,471
5.00% Sr. Unsec. Nts., 8/15/45	126,000	130,740
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	365,000	379,334
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	501,000	495,321
3.20% Sr. Unsec. Nts., 9/23/26	1,216,000	1,144,009
		4,191,986

Health Care Equipment & Supplies—1.7%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	482,000	483,552
4.90% Sr. Unsec. Nts., 11/30/46	597,000	603,897
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	707,000	654,721
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	975,000	983,589
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	484,000	516,430
		3,242,189

Health Care Providers & Services—1.9%
Aetna, Inc., 3.20% Sr. Unsec. Nts., 6/15/26	1,090,000	1,091,732
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	963,000	984,743
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	381,000	413,385
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	872,098
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	305,000	310,190
		3,672,148

Life Sciences Tools & Services—0.8%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[2]	350,000	353,206
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	167,000	167,983
3.00% Sr. Unsec. Nts., 4/15/23	543,000	536,307
4.15% Sr. Unsec. Nts., 2/1/24	451,000	474,009
		1,531,505

16 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Pharmaceuticals—1.1%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	$669,000	$668,834
4.75% Sr. Unsec. Nts., 3/15/45	399,000	395,016
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	250,045
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	228,000	229,262
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	438,000	430,191
		1,973,348

Industrials—7.5%
Aerospace & Defense—1.7%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	950,000	974,805
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/26	247,000	248,100
Lockheed Martin Corp., 3.80% Sr. Unsec. Nts., 3/1/45	400,000	374,588
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	488,746
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	232,048
4.30% Sr. Unsec. Nts., 3/1/24	427,000	444,255
United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	76,060
4.50% Sr. Unsec. Nts., 6/1/42	450,000	474,665
		3,313,267

Air Freight & Couriers—0.1%
United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	297,215

Building Products—0.5%
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	917,000	877,303

Commercial Services & Supplies—0.8%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,111,547
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	350,000	349,086
		1,460,633

Electrical Equipment—0.5%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	927,000	950,175

Industrial Conglomerates—0.5%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	269,000	268,862
3.85% Sr. Unsec. Nts., 12/15/25	620,000	629,127
		897,989

Machinery—1.2%
Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	450,000	472,320
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	722,000	768,995

17 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Machinery (Continued)
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	$430,000	$434,966
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[2]	605,000	585,161
		2,261,442

Road & Rail—1.5%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	352,711
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[2]	356,000	367,741
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	196,000	211,201
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[2]	1,129,000	1,083,926
Ryder System, Inc., 2.50% Sr. Unsec. Nts., 3/1/17	425,000	425,555
Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	400,000	399,241
		2,840,375

Trading Companies & Distributors—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	890,000	908,441
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	417,000	405,116
		1,313,557

Information Technology—7.1%
Communications Equipment—0.4%
Cisco Systems, Inc., 2.95% Sr. Unsec. Nts., 2/28/26	700,000	692,343

Electronic Equipment, Instruments, & Components—1.0%
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	148,000	154,845
Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	799,000	842,725
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	940,000	940,206
		1,937,776

Internet Software & Services—0.2%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	271,000	280,824

IT Services—0.9%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	683,000	658,058
International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	950,000	981,934
		1,639,992

Semiconductors & Semiconductor Equipment—1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.375% Sr. Unsec. Nts., 1/15/20[2]	472,000	471,361
3.875% Sr. Unsec. Nts., 1/15/27[2]	1,060,000	1,056,682
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	885,000	987,867
		2,515,910

Software—2.4%
Activision Blizzard, Inc., 3.40% Sr. Unsec. Nts., 9/15/26[2]	750,000	717,330

18 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Software (Continued)
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	$445,000	$445,812
4.375% Sr. Unsec. Nts., 6/15/25	330,000	339,573
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2]	442,000	451,173
6.02% Sr. Sec. Nts., 6/15/26[2]	901,000	974,448
Microsoft Corp., 3.70% Sr. Unsec. Nts., 8/8/46	500,000	459,909
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	576,840
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	549,007
		4,514,092

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	525,000	537,535
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	427,000	429,271
6.35% Sr. Unsec. Nts., 10/15/45	652,000	689,436
Seagate Hdd Cayman, 4.25% Sr. Unsec. Nts., 3/1/22[2]	80,000	80,200
		1,736,442

Materials—6.6%
Chemicals—3.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	517,000	501,841
4.125% Sr. Unsec. Nts., 3/15/35	196,000	184,704
CF Industries, Inc., 3.45% Sr. Unsec. Nts., 6/1/23	625,000	589,062
Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19	427,000	428,564
3.70% Sr. Unsec. Nts., 11/1/46	243,000	221,839
LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19	445,000	470,812
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	942,450
Praxair, Inc., 3.20% Sr. Unsec. Nts., 1/30/26	500,000	505,699
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	875,000	880,276
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	216,905
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	214,621
3.95% Sr. Unsec. Nts., 1/15/26	510,000	512,746
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[2]	650,000	635,327
		6,304,846

Construction Materials—0.8%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	658,000	708,924
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	456,000	476,520
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[2]	362,000	351,864
		1,537,308

19 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging—1.5%
Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	$40,000	$42,162
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	850,000	872,313
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	694,000	652,776
4.80% Sr. Unsec. Nts., 6/15/44	280,000	284,519
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	225,939
4.50% Sr. Unsec. Nts., 11/1/23	650,000	689,200
		2,766,909

Metals & Mining—0.6%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	440,000	452,762
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	615,000	638,858
		1,091,620

Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	811,000

Telecommunication Services—4.6%
Diversified Telecommunication Services—4.4%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	1,260,000	1,255,846
4.35% Sr. Unsec. Nts., 6/15/45	970,000	835,928
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	686,000	1,035,939
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[2]	679,000	672,710
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	595,000	699,786
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	550,000	606,512
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	471,000	450,072
3.50% Sr. Unsec. Nts., 11/1/24	402,000	399,977
4.125% Sr. Unsec. Nts., 8/15/46	601,000	519,646
4.50% Sr. Unsec. Nts., 9/15/20	1,095,000	1,168,722
4.522% Sr. Unsec. Nts., 9/15/48	612,000	555,020
		8,200,158

Wireless Telecommunication Services—0.2%
Rogers Communications, Inc., 6.80% Sr. Unsec. Nts., 8/15/18	400,000	430,155

Utilities—6.5%
Electric Utilities—4.7%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	649,073
Alabama Power Co., 4.30% Sr. Unsec. Nts., 1/2/46	350,000	367,300
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[2]	658,000	650,753
Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	600,538
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	772,000	770,053

20 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Electric Utilities (Continued)
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	$319,000	$318,902
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	131,000	144,130
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	326,000	325,192
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	332,795
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	323,000	339,926
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	354,577
Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[2]	144,000	147,526
Oncor Electric Delivery Co. LLC, 5.30% Sr. Sec. Nts., 6/1/42	350,000	415,380
Pacific Gas & Electric Co., 6.05% Sr. Unsec. Nts., 3/1/34	400,000	504,496
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	133,738
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,663,940
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	441,000	438,529
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	148,000	153,168
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	643,000	656,521
		8,966,537

Gas Utilities—0.3%
Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	455,000	457,865

Multi-Utilities—1.5%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	285,871
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	373,771
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	441,000	483,579
Dominion Resources, Inc., 1.875% Sr. Unsec. Nts., 1/15/19	211,000	211,090
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	367,481
NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	300,000	319,483
6.80% Sr. Unsec. Nts., 1/15/19	400,000	436,302
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	342,250
		2,819,827
Total Corporate Bonds and Notes (Cost $173,114,149)		174,356,847

	Shares
Investment Companies—7.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[5,6]	5,499,897	5,499,897
Oppenheimer Limited-Term Bond Fund, Cl. I5	1,891,419	8,605,958
Total Investment Companies (Cost $14,160,842)		14,105,855
Total Investments, at Value (Cost $187,508,368)	99.8%	188,708,346
Net Other Assets (Liabilities)	0.2	427,450
Net Assets	100.0%	$189,135,796

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

21 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,592,637 or 18.82% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares January 31, 2017
Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	5,258,702	49,842,671	49,601,476	5,499,897
Oppenheimer Limited-Term Bond Fund, Cl. I	1,785,560	1,003,015	897,156	1,891,419

		Value	Income	Realized Loss
Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$5,499,897	$10,341	$—
Oppenheimer Limited-Term Bond Fund, Cl. I		8,605,958	105,486	58,315
Total		$14,105,855	$115,827	$58,315

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

6. Rate shown is the 7-day yield at period end.

Futures Contracts as of January 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	3/22/17	4	$603,375	$(2,163)
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	236	29,374,625	45,119
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/17	218	47,261,719	6,251
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/17	10	1,178,672	(875)
						$48,332

Centrally Cleared Credit Default Swaps at January 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.27	Sell	5.000%	12/20/21	USD 2,615	$(160,808)	$173,187
CDX.HY.27	Sell	5.000	12/20/21	USD 3,580	(240,377)	237,096
CDX.HY.27	Sell	5.000	12/20/21	USD 2,625	(166,221)	173,849
Total of Centrally Cleared Credit Default Swaps					$(567,406)	$584,132

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

22 OPPENHEIMER CORPORATE BOND FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$8,820,000	$—	BB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:

Definitions

CDX.HY.27	Markit CDX High Yield Index

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

23 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $173,347,526)	$174,602,491
Affiliated companies (cost $14,160,842)	14,105,855

188,708,346
Cash	453,119
Cash used for collateral on futures	507,500
Centrally cleared swaps, at value (premiums paid $567,406)	584,132
Receivables and other assets:
Interest and dividends	1,850,321
Investments sold (including $510,399 sold on a when-issued or delayed delivery basis)	715,414
Shares of beneficial interest sold	223,128
Variation margin receivable	10,176
Other	23,036

Total assets	193,075,172

Liabilities
Centrally cleared swap collateral due	158,177
Payables and other liabilities:
Investments purchased (including $2,709,944 purchased on a when-issued or delayed delivery basis)	3,213,925
Shares of beneficial interest redeemed	373,325
Variation margin payable	59,000
Distribution and service plan fees	37,711
Dividends	12,030
Trustees’ compensation	10,739
Shareholder communications	1,566
Other	72,903

Total liabilities	3,939,376

Net Assets	$189,135,796

Composition of Net Assets
Par value of shares of beneficial interest	$17,780
Additional paid-in capital	190,672,802
Accumulated net investment loss	(21,103)
Accumulated net realized loss on investments	(2,798,719)
Net unrealized appreciation on investments	1,265,036

Net Assets	$189,135,796

24 OPPENHEIMER CORPORATE BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $129,870,377 and 12,207,057 shares of beneficial interest outstanding)	$10.64
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.17

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,827,628 and 3,181,394 shares of beneficial interest outstanding)	$10.63

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $293,874 and 27,625 shares of beneficial interest outstanding)	$10.64

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,506,520 and 1,268,913 shares of beneficial interest outstanding)	$10.64

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,637,397 and 1,094,631 shares of beneficial interest outstanding)	$10.63

See accompanying Notes to Financial Statements.

25 OPPENHEIMER CORPORATE BOND FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2017 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $3,102)	$3,413,011
Dividends - affiliated companies	115,827

Total investment income	3,528,838

Expenses
Management fees	445,283
Distribution and service plan fees:
Class A	166,310
Class C	191,345
Class R	32,200
Transfer and shareholder servicing agent fees:
Class A	148,939
Class C	42,118
Class I	22
Class R	14,226
Class Y	12,248
Shareholder communications:
Class A	10,371
Class C	2,169
Class I	7
Class R	645
Class Y	445
Custodian fees and expenses	10,850
Trustees’ compensation	8,617
Borrowing fees	1,755
Other	35,822

Total expenses	1,123,372
Less reduction to custodian expenses	(233)
Less waivers and reimbursements of expenses	(19,024)

Net expenses	1,104,115

Net Investment Income	2,424,723

26 OPPENHEIMER CORPORATE BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$634,906
Affiliated companies	(58,315)
Closing and expiration of futures contracts	1,037,537
Swap contracts	(18,809)
Closing and expiration of swaption contracts written	97,943

Net realized gain	1,693,262
Net change in unrealized appreciation/depreciation on:
Investment transactions	(9,237,159)
Futures contracts	172,031
Swap contracts	16,726

Net change in unrealized appreciation/depreciation	(9,048,402)

Net Decrease in Net Assets Resulting from Operations	$(4,930,417)

See accompanying Notes to Financial Statements.

27 OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Operations
Net investment income	$2,424,723	$4,626,625
Net realized gain (loss)	1,693,262	(3,797,738)
Net change in unrealized appreciation/depreciation	(9,048,402)	10,454,703

Net increase (decrease) in net assets resulting from operations	(4,930,417)	11,283,590

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,780,898)	(3,559,216)
Class C	(359,789)	(662,656)
Class I	(2,336)	(3,609)
Class R	(154,887)	(215,804)
Class Y	(159,738)	(208,747)

	(2,457,648)	(4,650,032)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(4,124,242)	31,171,875
Class C	(2,976,214)	9,247,933
Class I	217,938	(33,483)
Class R	2,241,825	5,117,004
Class Y	1,056,506	5,237,867

	(3,584,187)	50,741,196

Net Assets
Total increase (decrease)	(10,972,252)	57,374,754
Beginning of period	200,108,048	142,733,294

End of period (including accumulated net investment income (loss) of $(21,103) and $11,822, respectively)	$189,135,796	$200,108,048

See accompanying Notes to Financial Statements.

28 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.66	$10.90	$10.74	$10.91	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.14	0.30	0.33	0.34	0.35	0.37
Net realized and unrealized gain (loss)	(0.39)	0.37	(0.24)	0.44	(0.05)	0.69

Total from investment operations	(0.25)	0.67	0.09	0.78	0.30	1.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.30)	(0.33)	(0.34)	(0.35)	(0.37)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.14)	(0.30)	(0.33)	(0.62)	(0.47)	(0.43)

Net asset value, end of period	$10.64	$11.03	$10.66	$10.90	$10.74	$10.91

Total Return, at Net Asset Value[2]	(2.24)%	6.45%	0.84%	7.56%	2.70%	10.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,870	$139,018	$103,315	$86,231	$65,006	$56,674

Average net assets (in thousands)	$134,246	$125,116	$101,748	$70,792	$70,909	$42,490

Ratios to average net assets:[3]
Net investment income	2.60%	2.83%	3.07%	3.19%	3.17%	3.52%
Expenses excluding specific expenses listed below	0.99%	1.02%	1.01%	1.03%	1.04%	0.90%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.99%	1.02%	1.01%	1.03%	1.04%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.00%	1.00%	0.99%	1.00%	0.89%

Portfolio turnover rate	41%	73%	100%	119%	135%	123%

29 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.01%
Year Ended July 31, 2016	1.03%
Year Ended July 31, 2015	1.02%
Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%
Year Ended July 31, 2012	0.91%

See accompanying Notes to Financial Statements.

30 OPPENHEIMER CORPORATE BOND FUND

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.65	$10.89	$10.73	$10.91	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.10	0.22	0.25	0.26	0.27	0.28
Net realized and unrealized gain (loss)	(0.40)	0.38	(0.24)	0.44	(0.06)	0.69

Total from investment operations	(0.30)	0.60	0.01	0.70	0.21	0.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.22)	(0.25)	(0.26)	(0.27)	(0.28)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.10)	(0.22)	(0.25)	(0.54)	(0.39)	(0.34)

Net asset value, end of period	$10.63	$11.03	$10.65	$10.89	$10.73	$10.91

Total Return, at Net Asset Value[2]	(2.71)%	5.76%	0.08%	6.77%	1.84%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,828	$38,261	$27,706	$19,280	$18,060	$16,454

Average net assets (in thousands)	$37,946	$31,800	$24,595	$17,588	$20,527	$9,231

Ratios to average net assets:[3]
Net investment income	1.85%	2.07%	2.32%	2.45%	2.42%	2.73%
Expenses excluding specific expenses listed below	1.74%	1.77%	1.78%	1.81%	1.83%	1.84%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.74%	1.77%	1.78%	1.81%	1.83%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.75%	1.75%	1.74%	1.75%	1.75%

Portfolio turnover rate	41%	73%	100%	119%	135%	123%

31 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.76%
Year Ended July 31, 2016	1.78%
Year Ended July 31, 2015	1.79%
Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%
Year Ended July 31, 2012	1.85%

See accompanying Notes to Financial Statements.

32 OPPENHEIMER CORPORATE BOND FUND

Class I	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.65	$10.89	$10.73	$11.13

Income (loss) from investment operations:
Net investment income[2]	0.17	0.35	0.38	0.39	0.27
Net realized and unrealized gain (loss)	(0.39)	0.38	(0.24)	0.44	(0.28)

Total from investment operations	(0.22)	0.73	0.14	0.83	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.35)	(0.38)	(0.39)	(0.27)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.17)	(0.35)	(0.38)	(0.67)	(0.39)

Net asset value, end of period	$10.64	$11.03	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[3]	(2.02)%	7.03%	1.29%	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$294	$80	$110	$12	$10

Average net assets (in thousands)	$148	$110	$105	$11	$10

Ratios to average net assets:[4]
Net investment income	3.10%	3.28%	3.52%	3.65%	3.61%
Expenses excluding specific expenses listed below	0.55%	0.57%	0.56%	0.56%	0.56%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.55%	0.57%	0.56%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.55%	0.55%	0.54%	0.55%

Portfolio turnover rate	41%	73%	100%	119%	135%

1. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	0.57%
Year Ended July 31, 2016	0.58%
Year Ended July 31, 2015	0.57%
Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

33 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.04	$10.66	$10.90	$10.74	$10.92	$10.29

Income (loss) from investment operations:
Net investment income[1]	0.13	0.27	0.31	0.32	0.32	0.34
Net realized and unrealized gain (loss)	(0.40)	0.39	(0.24)	0.44	(0.06)	0.68

Total from investment operations	(0.27)	0.66	0.07	0.76	0.26	1.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.28)	(0.31)	(0.32)	(0.32)	(0.33)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.13)	(0.28)	(0.31)	(0.60)	(0.44)	(0.39)

Net asset value, end of period	$10.64	$11.04	$10.66	$10.90	$10.74	$10.92

Total Return, at Net Asset Value[2]	(2.45)%	6.29%	0.59%	7.29%	2.35%	10.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,507	$11,736	$6,189	$4,782	$3,734	$2,648

Average net assets (in thousands)	$12,840	$8,432	$5,572	$4,129	$3,880	$1,305

Ratios to average net assets:[3]
Net investment income	2.36%	2.55%	2.82%	2.94%	2.92%	3.22%
Expenses excluding specific expenses listed below	1.24%	1.27%	1.27%	1.30%	1.30%	1.31%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.24%	1.27%	1.27%	1.30%	1.30%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.25%	1.25%	1.24%	1.25%	1.24%

Portfolio turnover rate	41%	73%	100%	119%	135%	123%

34 OPPENHEIMER CORPORATE BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.26%
Year Ended July 31, 2016	1.28%
Year Ended July 31, 2015	1.28%
Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%
Year Ended July 31, 2012	1.32%

See accompanying Notes to Financial Statements.

35 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.65	$10.89	$10.72	$10.91	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.15	0.32	0.36	0.36	0.38	0.36
Net realized and unrealized gain (loss)	(0.39)	0.39	(0.24)	0.46	(0.07)	0.71

Total from investment operations	(0.24)	0.71	0.12	0.82	0.31	1.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.33)	(0.36)	(0.37)	(0.38)	(0.38)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.16)	(0.33)	(0.36)	(0.65)	(0.50)	(0.44)

Net asset value, end of period	$10.63	$11.03	$10.65	$10.89	$10.72	$10.91

Total Return, at Net Asset Value[2]	(2.21)%	6.82%	1.09%	7.93%	2.79%	10.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,637	$11,013	$5,413	$2,747	$687	$987

Average net assets (in thousands)	$11,033	$6,857	$4,275	$1,285	$1,195	$91

Ratios to average net assets:[3]
Net investment income	2.85%	3.04%	3.35%	3.38%	3.45%	3.53%
Expenses excluding specific expenses listed below	0.74%	0.77%	0.77%	1.87%	0.72%	0.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.74%	0.77%	0.77%	1.87%	0.72%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.75%	0.75%	0.75%	0.71%	0.72%

Portfolio turnover rate	41%	73%	100%	119%	135%	123%

36 OPPENHEIMER CORPORATE BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	0.76%
Year Ended July 31, 2016	0.78%
Year Ended July 31, 2015	0.78%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%
Year Ended July 31, 2012	0.98%

See accompanying Notes to Financial Statements.

37 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

38 OPPENHEIMER CORPORATE BOND FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open

39 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$4,615,680

At period end, it is estimated that the capital loss carryforwards would be $2,922,418, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $1,693,262 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$187,566,683
Federal tax cost of other investments	20,218,215

Total federal tax cost	$207,784,898

Gross unrealized appreciation	$3,340,657
Gross unrealized depreciation	(2,133,936)

Net unrealized appreciation	$1,206,721

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

40 OPPENHEIMER CORPORATE BOND FUND

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and

41 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through

42 OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

43 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$245,644	$—	$245,644
Corporate Bonds and Notes	—	174,356,847	—	174,356,847
Investment Companies	14,105,855	—	—	14,105,855

Total Investments, at Value	14,105,855	174,602,491	—	188,708,346
Other Financial Instruments:
Futures contracts	51,370	—	—	51,370
Centrally cleared swaps, at value	—	584,132	—	584,132

Total Assets	$14,157,225	$175,186,623	$—	$189,343,848

Liabilities Table
Other Financial Instruments:
Futures contracts	$(3,038)	$—	$—	$(3,038)

Total Liabilities	$(3,038)	$—	$—	$(3,038)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

44 OPPENHEIMER CORPORATE BOND FUND

4. Investments and Risks (Continued)

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$2,709,944
Sold securities	510,399

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

45 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

46 OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $46,529,259 and $33,346,042 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

47 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit

48 OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $2,008,571 on credit default swaps to sell protection.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the

49 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $72,613 and $20,778 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of July 31, 2016	—	$—
Swaptions written	18,342,000	97,943
Swaptions closed or expired	(18,342,000)	(97,943)

Swaptions outstanding as of January 31, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

50 OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully

51 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Credit contracts	Centrally cleared swaps, at value	$584,132
Interest Rate Contracts	Variation margin receivable	10,176*	Variation margin payable	$59,000*

Total		$594,308		$59,000

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$(292,190)	$97,943	$—	$(18,809)	$(213,056)
Interest rate contracts	—	—	1,037,537	—	1,037,537

Total	$(292,190)	$97,943	$1,037,537	$(18,809)	$824,481

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$16,726	$16,726
Interest rate contracts	172,031	—	172,031

Total	$172,031	$16,726	$188,757

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

52 OPPENHEIMER CORPORATE BOND FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	2,279,523	$24,693,339	6,728,553	$71,479,141
Dividends and/or distributions reinvested	158,052	1,704,095	323,102	3,422,210
Redeemed	(2,828,658)	(30,521,676)	(4,149,455)	(43,729,476)

Net increase (decrease)	(391,083)	$(4,124,242)	2,902,200	$31,171,875

Class C
Sold	583,011	$6,320,720	1,712,463	$18,163,692
Dividends and/or distributions reinvested	32,351	348,517	61,323	649,533
Redeemed	(903,137)	(9,645,451)	(906,267)	(9,565,292)

Net increase (decrease)	(287,775)	$(2,976,214)	867,519	$9,247,933

Class I
Sold	20,202	$216,538	174	$1,836
Dividends and/or distributions reinvested	204	2,185	311	3,296
Redeemed	(73)	(785)	(3,513)	(38,615)

Net increase (decrease)	20,333	$217,938	(3,028)	$(33,483)

Class R
Sold	339,697	$3,675,142	618,722	$6,555,830
Dividends and/or distributions reinvested	14,108	152,018	19,887	211,228
Redeemed	(147,910)	(1,585,335)	(156,140)	(1,650,054)

Net increase	205,895	$2,241,825	482,469	$5,117,004

Class Y
Sold	634,027	$6,841,802	747,746	$7,967,666
Dividends and/or distributions reinvested	14,744	158,839	19,533	207,500
Redeemed	(552,920)	(5,944,135)	(276,970)	(2,937,299)

Net increase	95,851	$1,056,506	490,309	$5,237,867

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$78,222,762	$77,434,510

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

53 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

54 OPPENHEIMER CORPORATE BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$44,203	$1,460	$2,143	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, interest and fees from borrowing, and

55 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00%, 1.75%, 0.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $19,024 for these management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

56 OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

57 OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its performance category median for the three- and five-year periods and performed in line with its performance category median for the one-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its category median and equal to its peer group median, and its total expenses, net of waivers, were higher than its peer group median and its category median. The Board also considered that the Adviser has contractually agreed to limit the total annual operating expenses for all classes of shares of the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.00% for Class A Shares, 1.75% for Class C Shares, 1.25% for Class R Shares, 0.75% for Class Y Shares, and 0.55% for Class I Shares. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

58 OPPENHEIMER CORPORATE BOND FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

59 OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60 OPPENHEIMER CORPORATE BOND FUND

OPPENHEIMER CORPORATE BOND FUND

Trustees and Officers

Robert J. Malone, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Krishna Memani, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

61 OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct,SM our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62 OPPENHEIMER CORPORATE BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

63 OPPENHEIMER CORPORATE BOND FUND

OppenheimerFunds®

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1225.001.0117 March 24, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017